Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Taxes [Abstract]
INCOME TAXES

11.  INCOME TAXES

As of December 31, 2014, the Company had federal net operating loss carryforwards of approximately $4.5 million and state net operating loss carryforwards of approximately $3.4 million available to offset future taxable income which expire from 2022 to 2034.  The Company’s use of net operating loss carryforwards is subject to limitations imposed by the Internal Revenue Code.  Management believes that the deferred tax assets as of March 31, 2015 do not satisfy the realization criteria and has recorded a valuation allowance to offset the tax asset.  By recording a valuation allowance for the entire amount of future tax benefits, the Company has not recognized a deferred tax benefit related to its loss from continuing operations other than a benefit related to utilizing such loss to offset income from discontinued operations. A corresponding tax provision was charged to discontinued operations.

9. INCOME TAXES:

For the year ended December 31, 2014, the income tax benefit allocated to continuing operations represents the tax benefit from utilizing the loss from continuing operations to offset income from discontinued operations. A corresponding tax provision was charged to discontinued operations.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statement of operations with the amounts computed at the statutory federal tax rate of 34% as follows:

	2014	2013

Federal tax benefit at statutory rate	$(1,657,000)	$(235,000)
State tax benefit, net of federal tax	(61,000)	(10,000)
Permanent differences	(38,000)	5,000
Increase in valuation allowance	1,298,000	240,000
Benefit for income taxes	$(458,000)	$-

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2014 and 2013 were as follows:

	2014	2013
Deferred tax assets:
Equity based compensation	$229,000	$102,000
Allowance for doubtful accounts	552,000	1,000
Lease merchandise	582,000	-
Net operating loss carry-forwards	1,680,000	1,660,000

Gross deferred tax assets	3,043,000	1,763,000
Valuation allowance	(3,042,000)	(1,744,000)
Net deferred tax assets	1,000	19,000
Deferred tax liabilities:
Fixed assets	(1,000)	(19,000)
	$-	$-

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

As of December 31, 2014, the Company has federal net operating loss carryforwards of approximately $4,547,000 and state net operating loss carryforwards of approximately $3,351,000 available to offset future taxable income which expire from 2022 to 2034.

Section 382 of the Internal Revenue Code imposes a limitation on a corporation's ability to utilize net operating loss carryforwards (“NOLs”) if it experiences an “ownership change.” In general, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. If such a change were to occur, certain NOLs available to be used could be disallowed and an annual limitation on utilization of other NOLs would occur.

The Company files tax returns in the U.S. federal jurisdiction and various states.  At December 31, 2014, federal tax returns remained open for Internal Revenue Service review for tax years after 2010, while state tax returns remain open for review by state taxing authorities for tax years after 2009. There were no federal or state income tax audits being conducted as of December 31, 2014.